SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2020

Booking Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36691	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue	Norwalk	Connecticut	06854
(Address of principal offices)			(Zip Code)

Registrant's telephone number, including area code: (203) 299-8000

N/A
(Former name or former address, if changed since last report)

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered:
Common Stock par value $0.008 per share	BKNG	The NASDAQ Global Select Market
0.800% Senior Notes Due 2022	BKNG 22A	The NASDAQ Stock Market LLC
2.150% Senior Notes Due 2022	BKNG 22	The NASDAQ Stock Market LLC
2.375% Senior Notes Due 2024	BKNG 24	The NASDAQ Stock Market LLC
1.800% Senior Notes Due 2027	BKNG 27	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4c  under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.              Results of Operations and Financial Conditions.

On May 7, 2020, Booking Holdings Inc. announced its financial results for the quarter ended March 31, 2020.  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Copies of Booking Holdings' unaudited consolidated balance sheet at March 31, 2020, unaudited consolidated statement of operations for the three months ended March 31, 2020 and unaudited consolidated statement of cash flows for the three months ended March 31, 2020, are included in the financial and statistical supplement attached to the press release.  The unaudited consolidated balance sheet at March 31, 2020, unaudited consolidated statement of operations for the three months ended March 31, 2020 and unaudited consolidated statement of cash flows for the three months ended March 31, 2020 shall be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended, but all other information in the press release shall be treated as "furnished."

Item 7.01.           Regulation FD Disclosure.

In light of current circumstances related to the COVID-19 outbreak, the Company’s Executive Vice President and Chief Financial Officer, Mr. David Goulden, and the Company’s Executive Vice President and General Counsel, Mr. Peter Millones, have each temporarily and voluntarily waived 20% of their base salaries, effective June 1, 2020.

Item 9.01.           Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

99.1
Press release (which includes a financial and statistical supplement and related information) issued by Booking Holdings on May 7, 2020 relating to, among other things, its first quarter 2020 earnings. The unaudited consolidated balance sheet at March 31, 2020 and unaudited consolidated statement of operations for the three months ended March 31, 2020 and unaudited consolidated statement of cash flows for the three months ended March 31, 2020 shall be treated as "filed" for purposes of the Securities and Exchange Act of 1934, as amended, and the remaining information shall be treated as "furnished."

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKING HOLDINGS INC.

By:	/s/ Peter J. Millones
	Name:	Peter J. Millones
	Title:	Executive Vice President and General Counsel

Date:  May 7, 2020